Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Accenture SCA (the “Company”) on Form 10-Q for the period ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pamela J. Craig, Chief Financial Officer of Accenture plc, the general partner of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2010

/s/ Pamela J. Craig
Pamela J. Craig
Chief Financial Officer of Accenture plc, general partner of Accenture SCA (principal financial officer)